REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 4, 2016, by and between MRI Interventions, Inc., a Delaware corporation (the “Company”), and Brainlab AG, a German corporation (the “Purchaser”).

RECITALS

This Agreement is made pursuant to the Securities Purchase Agreement dated March 22, 2016 between the Company and the Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.           Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(c).

“Allowable Suspension Period” has the meaning set forth in Section 6(c).

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the seventy-fifth (75th) calendar day following the Closing Date (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the one hundred twentieth (120th) calendar day following the Closing Date); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Event” has the meaning set forth in Section 2(c).

“Event Date” has the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the thirtieth (30th) calendar day following the Closing Date; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“FINRA” has meaning set forth in Section 3(i).

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” has the meaning set forth in Section 2(a).

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” has the meaning set forth in the Preamble.

“Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that the Purchaser has completed and delivered to the Company a Selling Stockholder Questionnaire; and, provided further, that Purchaser’s Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such Shares or Warrant Shares sold by the Purchaser shall cease to be a Registrable Securities and the remaining Shares or Warrant Shares held by Purchaser shall continue to be Registrable Securities); or (B) becoming eligible for resale by the Purchaser under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions (assuming for purposes of the foregoing determination, “cashless exercise” of all Warrants) as determined by Company Counsel, pursuant to a written opinion letter to such effect that is addressed and delivered to, and reasonably acceptable to, the Transfer Agent. For the sake of clarity, Registrable Securities shall include any Warrant Shares transferred by Purchaser pursuant to the Evercore Transfer (as defined in the Purchase Agreement).

“Registration Delay Payments” has the meaning set forth in Section 2(c).

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statement), amendments and supplements to such registration statements, including post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to the Purchase Agreement, other than the Warrant Shares.

“Warrants” means the A Warrants (as defined in the Purchase Agreement) and B Warrants (as defined in the Purchase Agreement) issued pursuant to the Purchase Agreement. “Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.	Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e), and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform Purchaser thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced to comply therewith. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that

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were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (each, a “Remainder Registration Statement”).

(b)           The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or a New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Purchaser or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner-of-sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 (assuming for purposes of the foregoing determination, a “cashless exercise” of the Warrants) as determined by Company Counsel pursuant to a written opinion letter to such effect, addressed and delivered to, and reasonably acceptable to, the Transfer Agent (the “Effectiveness Period”). The Company shall notify the Purchaser via fax transmission or electronic mail of the effectiveness of a Registration Statement prior to 9:00 A.M. New York City time on the first Trading Day after the Effective Date. The Company shall, by 9:30 A.M. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)           If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order, or the Company’s failure to update the Registration Statement) to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Purchaser is not permitted to utilize the Prospectus therein to resell such Registrable Securities (in each case of (A) and (B), other than during an Allowable Suspension Period), or (iv) after the date that is six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) as a result of which Purchaser who is not an affiliate is unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and the date on which such Event occurs being referred to as an “Event Date”), then in addition to any other rights Purchaser may have hereunder or under applicable law, the Company shall pay to the Purchaser, as partial liquidated damages and not as a penalty (“Registration Delay Payments”), (1) on each such Event Date, an amount in cash equal to two percent (2.0%) of the aggregate purchase price paid by the Purchaser pursuant to the Purchase Agreement for any unregistered Registrable Securities held by Purchaser on the Event Date, and (2) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, an amount in cash equal to two percent (2.0%) of the aggregate purchase price paid by the Purchaser pursuant to the Purchase Agreement for any unregistered Registrable Securities held by Purchaser on the Event Date. The parties agree that, notwithstanding anything to the contrary herein or in the Purchase Agreement, (1) no Registration Delay Payments shall be payable (x) if, as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144, as determined by Company Counsel pursuant to a written opinion letter to such effect, addressed and delivered to, and reasonably acceptable to the Transfer Agent, or (y) with respect to any period after the expiration of the Effectiveness Period (it being understood that this clause shall not relieve the Company of any Registration Delay Payments accruing prior to the expiration of the Effectiveness Period), (2) in no event shall the aggregate amount of Registration Delay Payments payable to the Purchaser exceed, in the aggregate, ten percent (10%) of the aggregate purchase price paid by the Purchaser pursuant to the Purchase Agreement, and (3) in no event shall the Company be liable in any thirty (30) day period for Registration Delay Payments under this Agreement in excess of two percent (2.0%) of the aggregate purchase price paid by the Purchaser pursuant to the Purchase Agreement. If the Company fails to pay any Registration Delay Payments pursuant to this Section 2(c) in full within five Business Days after the date payable, the Company will pay interest thereon at a rate of one and one-half percent (1.5%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such Registration Delay Payments are due until such amounts, plus all such

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interest thereon, are paid in full. The Registration Delay Payments pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Company shall not be liable for Registration Delay Payments under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to a Remainder Registration Statement required to be filed hereunder are triggered, in which case the provisions of this Section 2(c) shall once again apply, if applicable. In such case, the Registration Delay Payments shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. With respect to the Purchaser failing to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act, the Effectiveness Deadline for a Registration Statement shall be extended without default or Registration Delay Payments hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of the Purchaser to timely provide the Company with such information.

(d)          Purchaser agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than 10 Trading Days following the date of this Agreement. Purchaser further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless Purchaser has returned to the Company a completed and signed Selling Stockholder Questionnaire. If Purchaser returns a Selling Stockholder Questionnaire after its deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name Purchaser as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Purchaser acknowledges and agrees that the information in the Selling Stockholder Questionnaire as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e)           Purchaser acknowledges that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder as of the date of this Agreement. As such, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.	Registration Procedures. In connection with the Company’s registration obligations hereunder:

(a)           The Company shall, not less than three Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Purchaser copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of Purchaser (it being acknowledged and agreed that if Purchaser does not object to or comment on the aforementioned documents within such three Trading Day or one Trading Day period, as the case may be, then Purchaser shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to Purchaser, to conduct a reasonable review.

(b)           (i) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide the Purchaser true and complete

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copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Purchaser as “Selling Stockholders” but not any comments that would result in the disclosure to the Purchaser of material and non-public information concerning the Company; and (iv) the Company shall comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Purchaser thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that the Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom the Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and the Purchaser agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)           The Company shall notify the Purchaser (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Purchaser true and complete copies of all comments that pertain to the Purchaser as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Purchaser as “Selling Stockholder” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

(d)           The Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)           The Company shall, if requested by Purchaser, furnish to Purchaser, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

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(f)           The Company shall, prior to any resale of Registrable Securities by Purchaser, use its commercially reasonable efforts to register or qualify or cooperate with the selling Purchaser in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by Purchaser under the securities or blue sky laws of such jurisdictions within the United States as Purchaser reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)           If requested by Purchaser, the Company shall cooperate with Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Purchaser may reasonably request. Notwithstanding the foregoing, upon Purchaser’s request, certificates for Registrable Securities free from all restrictive legends shall instead be transmitted by the Transfer Agent to Purchaser by crediting the account of Purchaser’s prime broker with DTC as directed by Purchaser.

(h)           The Company shall, following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

(i)           The Company may require Purchaser to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by Purchaser and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of any shares of Common Stock beneficially owned by Purchaser and any Affiliate thereof, and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because Purchaser fails to furnish such information within three (3) Trading Days of the Company’s request, any Registration Delay Payments that are accruing at such time as to Purchaser only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to Purchaser only, until such information is delivered to the Company.

(j)           The Company shall cooperate with any registered broker-dealer through which Purchaser proposes to make sales of its Registrable Securities in effecting such broker-dealer’s filing with FINRA pursuant to FINRA Rule 5110, as reasonably requested by Purchaser, and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefor (so long as the broker-dealer is receiving no more than a customary brokerage commission in connection with such sales).

(k)          The Company agrees to deliver promptly to Purchaser, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as Purchaser may reasonably request.

(l)           The Company shall make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(m), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the

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last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4.           Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for Purchaser) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed or quoted for trading, and (B) with respect to compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of Company Counsel in connection with blue sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of Company Counsel, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of Purchaser or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Purchaser.

5.	Indemnification.

(a)           Indemnification by the Company. The Company shall indemnify, defend and hold harmless Purchaser, its officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees, each Person who controls any Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Purchaser furnished in writing to the Company by Purchaser expressly for use therein, or to the extent that such information relates to Purchaser or Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by Purchaser expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that Purchaser has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), Purchaser uses an outdated or defective Prospectus after the Company has notified Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by Purchaser of the Advice contemplated in Section 6(d) below or (C) any such Losses arise out of Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Purchaser promptly of the institution of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Purchaser.

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(b)           Indemnification by Purchaser. Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents, stockholders, Affiliates and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Purchaser furnished in writing to the Company by Purchaser expressly for use therein or (ii) to the extent that such information relates to Purchaser or Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by Purchaser expressly for use in a Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that Purchaser has approved Annex A hereto for this purpose) or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent Purchaser uses an outdated or defective Prospectus after the Company has notified Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by Purchaser of the Advice contemplated in Section 6(d). In no event shall the liability of Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities under this Section 5, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder).

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(d)           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (i) Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6.            Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or by Purchaser of any of their obligations under this Agreement, Purchaser or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and Purchaser agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Compliance. Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c)           Discontinued Disposition. By its acquisition of Registrable Securities, Purchaser agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), Purchaser will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Notwithstanding any provision herein to the contrary, the Company shall be entitled to exercise its right under this Section 6(c) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial Registration Delay Payments otherwise required pursuant to Section 2(c), for a period not to exceed

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20 consecutive calendar days or 60 calendar days (which need not be consecutive days) in any 12 month period (each suspension period complying with this provision, an “Allowable Suspension Period”).

(d)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Purchaser.

(e)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of Purchaser, except in the event of a merger or in connection with another entity acquiring all or substantially all of the Company’s assets. Purchaser may not assign its rights or obligations hereunder other than to an entity in which Purchaser maintains a majority equity ownership position without the prior written consent of the Company, except in the event of a merger or in connection with another entity acquiring all or substantially all of the Purchaser’s assets.

(g)           Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(h)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i)           Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)           Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Right Agreement to be duly executed as of the date first indicated above.

MRI Interventions, Inc.

By:
Name: Harold A. Hurwitz
Title: Chief Financial Officer

BRAINLAB AG

By:
Name:
Title:

ANNEX A

PLAN OF DISTRIBUTION

The selling securityholder, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from the selling securityholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling securityholder may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling securityholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling securityholder may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b) or other applicable provision of the Securities Act amending the list of selling securityholder to include the pledgee, transferee or other successors-in-interest as selling securityholder under this prospectus. The selling securityholder also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling securityholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling securityholder may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling securityholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

Annex A

The aggregate proceeds to the selling securityholder from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. The selling securityholder reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling securityholder also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling securityholder and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. A selling securityholder who is an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the name of the selling securityholder, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling securityholder that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of shares in the market and to the activities of the selling securityholder and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling securityholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling securityholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling securityholder against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling securityholder to keep the registration statement of which this prospectus constitutes a part effective until the earlier of: (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement; or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

Annex A

ANNEX B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Purchaser, the holder of shares of the common stock, par value $0.01 per share, of MRI Interventions, Inc. (the “Company”) issued pursuant to a certain Securities Purchase Agreement by and between the Company and the Purchaser named therein, dated as of March 22, 2016, understands that the Company intends to file with the Securities and Exchange Commission a registration statement (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of that certain Registration Rights Agreement by and between the Company and the Purchaser named therein, dated as of April 4, 2016 (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, Purchaser generally will be required to be named as a selling securityholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Purchaser must complete and deliver this Notice and Questionnaire in order to be named as a selling securityholder in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Purchaser is advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

Purchaser hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Annex B

QUESTIONNAIRE

1.	Name:

(a)          Full Legal Name of Purchaser:

Brainlab AG

(b)           Full Legal Name of Purchaser (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Purchaser:

General Counsel and Director Legal

Kapellenstrasse 12, 85622 Feldkirchen, Germany

Telephone:+4989991568-0

Fax:+4989991568-33

Contact Person: Michaela Oberrecht

E-mail address of Contact Person: michaela.oberrecht-heusler@brainlab.com

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)          Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(i) 3,972,410 shares of Common Stock; (ii) one Warrant to purchase 1,588,964 Warrant Shares (“A Warrant”); and (iii) one Warrant to purchase 1,191,723 Warrant Shares (“B Warrant”)

(b)          Number of shares of Common Stock to be registered pursuant to this Notice for resale:

6,753,097

4.	Broker-Dealer Status:

(a)          Are you a broker-dealer?

Yes    ☐          No    ☒

Annex B

(b)          If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes    ☐         No    ☐

 Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

(c)          Are you an affiliate of a broker-dealer?

Yes    ☐         No    ☒

Note: If yes, provide a narrative explanation below:

(d)          If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    ☐         No    ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by Purchaser.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

SECOND AMENDED AND RESTATED SECURED NOTE DUE 2018 which has a principal amount of USD $2,000,000

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

Brainlab, represented by Ken Bruener, VP of Marketing and Business Development IGS North America, holds a board observer position at MRI Interventions.

MRI Interventions is a supplier of Brainlab for products in its drug delivery business.

Annex B

Brainlab is a creditor of MRI Interventions due to the above mentioned note.

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

Purchaser agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be made pursuant to the terms of the Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, Purchaser consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement and the Prospectus.

By signing below, Purchaser acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. Purchaser also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

Purchaser confirms that, to the best of its knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct and complete.

IN WITNESS WHEREOF, Purchaser has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: , 2016	BRAINLAB AG

By:
Name:
Title:

Annex B